DFA INVESTMENT DIMENSIONS GROUP INC.

DFA International Small Cap Value Portfolio
Emerging Markets Core Equity 2 Portfolio

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2026, AS SUPPLEMENTED

The purpose of this Supplement is to update the Statement of Additional Information (“SAI”) of the portfolios listed above, each a series of DFA Investment Dimensions Group Inc. The SAI is hereby revised as follows:

The following information is added to the table in the “Disclosure of Portfolio Holdings—Disclosure of Holdings Information to Recipients” section of the SAI:

Recipient	Business Purpose	Frequency
Gresham Technologies	Monitoring investor exposure and investment strategy	Monthly

The date of this Supplement is April 8, 2026